Benefits Payable	12 Months Ended
Dec. 31, 2010
Benefits Payable [Abstract]
Benefits Payable
9.	BENEFITS PAYABLE

Activity in benefits payable, excluding military services, was as follows for the years ended December 31, 2010, 2009 and 2008:

	2010	2009	2008
	(in thousands)
Balances at January 1	$2,943,379	$2,898,782	$2,355,461
Acquisitions	0	0	96,021
Incurred related to:
Current year	24,185,717	21,943,547	21,114,008
Prior years	(434,015)	(252,756)	(268,027)

Total incurred	23,751,702	21,690,791	20,845,981

Paid related to:
Current year	(21,671,345)	(19,581,314)	(18,601,120)
Prior years	(1,809,610)	(2,064,880)	(1,797,561)

Total paid	(23,480,955)	(21,646,194)	(20,398,681)

Balances at December 31	$3,214,126	$2,943,379	$2,898,782

Amounts incurred related to prior years vary from previously estimated liabilities as the claims ultimately are settled. Negative amounts reported for incurred related to prior years result from claims being ultimately settled for amounts less than originally estimated (favorable development).

Actuarial standards require the use of assumptions based on moderately adverse experience, which generally results in favorable reserve development, or reserves that are considered redundant. The amount of redundancy over the last three years primarily has been impacted by the growth in our Medicare business, coupled with the application of consistent reserving practices. During 2010, we experienced prior year favorable reserve releases not in the ordinary course of business of approximately $231.2 million. This favorable reserve development primarily resulted from improvements in the claims processing environment and, to a lesser extent, better than originally estimated utilization as well as a shortening of the cycle time associated with provider claim submissions. The improvements in the claims processing environment benefited all lines of business, but were most prominent in our Medicare PFFS line of business. These improvements resulted in recoveries from the identification of claims billed at higher cost codes than those documented in the medical records via audits, as well as an improved ability to collect overpayments due to the development of system enhancements to our Commercial claims processing platform.

Military services benefits payable of $255.2 million and $279.2 million at December 31, 2010 and 2009, respectively, primarily consisted of our estimate of incurred healthcare services provided to beneficiaries which are in turn reimbursed by the federal government, as more fully described in Note 2. This amount is generally offset by a corresponding receivable due from the federal government.

Benefit expenses associated with military services and provisions associated with future policy benefits excluded from the previous table were as follows for the years ended December 31, 2010, 2009 and 2008:

	2010	2009	2008
	(in thousands)

Military services	$3,059,492	$3,019,655	$2,819,787
Future policy benefits	305,875	73,130	64,338

Total	$3,365,367	$3,092,785	$2,884,125

The increase in benefit expenses associated with future policy benefits payable during 2010 relates to reserve strengthening for our closed block of long-term care policies acquired in connection with the 2007 KMG America Corporation, or KMG, acquisition more fully described in Note 18.